Exhibit 10.10

AMENDMENT No. 1

TO

COLLABORATION AGREEMENT

BETWEEN

TUFTS MEDICAL CENTER, INC

AND

OKYO PHARMA LIMITED

THIS AMENDMENT is entered into as of the date of last signature below by and between Tufts Medical Center, Inc., a not-for-profit tax-exempt corporation organized under the laws of the Commonwealth of Massachusetts with its principal place of business at 800 Washington Street, Boston, MA 02111 (“Tufts MC”), and Okyo Pharma Limited, a limited liability company incorporated and registered in Guernsey whose registered office and principal place of business is at Martello Court, Admiral Park, St. Peter Port, Guernsey GYI 3HB (“OKYO”).

WHEREAS, the parties entered into a Collaboration Agreement effective August 6, 2019 (hereinafter, the “Agreement”); and

WHEREAS, the parties now wish to amend the Agreement, to extend the planned end date of the Research Plan, and revise the Term of the Agreement.

NOW, THEREFORE, the parties agree as follows

1.	In Article I of the Agreement, the definition of “Term” is revised and replaced in its entirety with the following: “Term” has the meaning given to it in Section 8.1.”

2.	Section 8.1 of the Agreement is revised and replaced in its entirety with the following: “This Agreement shall come into effect on the Effective Date and shall continue until completion of the Parties’ substantive obligations under the Agreement in the performance of the Research Plan, unless extended or sooner terminated as provided herein (“Term”).

3.	The first sentence of Schedule I of the Agreement shall be revised and replaced in its entirety with the following: “The proposed Research Plan that follows will be completed by April 5, 2021, for a budget of $203,315.”

4.	This Amendment sets forth the entire amendment and modification to the Agreement intended by the parties. Further, this Amendment and the Agreement constitute the entire agreement and understanding of the parties relating to the subject matter contained therein. The amendments and modifications to the Agreement are specifically limited to the terms and conditions discussed herein. The remainder of the terms and conditions of the Agreement, as agreed to by the parties, remains in full force and effect.

SIGNATURE PAGE TO FOLLOW

IN WITNESS WHEREOF, the parties have caused this amendment to be executed as of the date last                .

TUFTS MEDICAL CENTER, INC.		OKYO PHARMA LIMITED.

	/s/ Nicholas Fleming, JD		/s/ Willy Simon
Name:	Nicholas Fleming, JD	Name:	W. Simon
Title:	Manager, Grants & Contracts	Title:	Chairman
Date:	November 10, 2020	Date:	November 9, 2020

REAL AND ACKNOWLEDGED

/s/ Pedram Hamrah, MD
Name:	Pedram Hamrah, MD
Date:	11/10/2020